-------------------------------------------------------------------------------
THE STRONG
SCHAFER VALUE FUND II

ANNUAL REPORT * DECEMBER 31, 1997

           [PIE CHART OF ASSET DIVERSIFICATION EMPHASIZING STOCKS]


                                 [STRONG FUNDS LOGO]
                                    STRONG FUNDS

-------------------------------------------------------------------------------
THE STRONG SCHAFER
VALUE FUND II


ANNUAL REPORT * DECEMBER 31, 1997


                               TABLE OF CONTENTS

INVESTMENT REVIEW
     The Strong Schafer Value Fund II.........................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities....................................5
     Statement of Assets and Liabilities......................................6
     Statement of Operations..................................................7
     Statement of Changes in Net Assets.......................................8
     Notes to Financial Statements............................................9

FINANCIAL HIGHLIGHTS.........................................................11

REPORT OF INDEPENDENT ACCOUNTANTS............................................12



                              [STRONG FUNDS LOGO]
                        STRONG FUNDS DISTRIBUTORS, INC.
                  P.O. Box 2936 * Milwaukee, Wisconsin 53201
             Strong Funds are offered by prospectus only. 6962A98

THE STRONG SCHAFER VALUE FUND II

AS WE LOOK FORWARD TO 1998, WE REMAIN FULLY COMMITTED TO OUR VALUE INVESTMENT PHILOSOPHY.

The Strong Schafer Value Fund II invests in common stocks with the primary goal of long-term capital appreciation with current income being an important, but secondary, objective.

PERFORMANCE

Overall 1997 was a good year for U.S. stocks. As measured by the S&P 500 Index*, the stock market gained 33.36% through December 31, 1997. However, the economic slowdowns and currency crises that spread through Asia late in the year led to a sharp selloff in global markets, and to a lesser extent in the U.S. market, in the fourth quarter.

The problems in Asia had a negative impact on the Fund's holdings of foreign stocks (just over 15% at year end) and U.S. companies with substantial business interests worldwide. While our selective investments in technology issues performed well during this period, the Fund's holdings in consumer cyclical, capital equipment, and basic materials sectors suffered.

For the period since the Strong Schafer Value Fund II's inception on October 10, 1997 through year end, the Fund posted a slight loss of 0.81% (1) compared with a small gain of 0.72% on the S&P 500 over the same period. The S&P 500 Index is the benchmark against which the Fund is measured.

A PATIENT, DISCIPLINED PROCESS

As we look forward to 1998, we remain fully committed to our value investment philosophy. We will continue our search for stocks whose price/earnings multiples are less than that of the average S&P 500 stock, but whose earnings per share growth prospects over the next several years are superior to those of the S&P Index. Simply stated, we are looking for above-average growth at a discounted price. Another important feature of our investment philosophy is the equal weighting of stocks in the portfolio. At year end we owned 30 stocks, but as the Fund grows larger we intend to further diversify the portfolio so it more closely models the Strong Schafer Value Fund, which holds about 55 stocks.

Our disciplined buy-and-sell process should also result in a low turnover of securities within the Fund--in the range of 20 to 25% annually. Under normal conditions, at least half of the Fund's securities would be held for the entire year.

GROWTH OF THE FUND

The Strong Schafer Value Fund II's assets grew to over $700,000 in the few months since its inception, and we have invested these new assets in keeping with our disciplined approach. To maintain equally weighted holdings in the portfolio, we may use daily inflows of cash to add to our current positions in stocks that are slightly underweighted--as long as we think they're still a good value. If the fundamentals are right, we will also invest in new stocks when the earnings prospects are compelling and the valuations attractive.

OUR OUTLOOK

The table on the following page demonstrates that we continue to find stocks that meet our investment criteria. You'll see that the Fund's price/earnings ratio was 15.2 times our estimate of 1997 earnings-- significantly below the S&P 500's estimated price/earnings ratio of 21.4. We believe the Fund's holdings will show earnings-per-share growth of more than 12.6% in 1998, while the consensus estimate of earnings growth for the S&P 500 during the same period is 6.6%.

Thank you for your investment in the Strong Schafer Value Fund II. We appreciate your confidence in our investment approach.


Sincerely,



/s/ David K. Schafer
David K. Schafer
Portfolio Manager

[PHOTO OF DAVID K. SCHAFER]


===============================================================================
                    GROWTH OF AN ASSUMED $10,000 INVESTMENT
===============================================================================
                           From 10-10-97 to 12-31-97
[GRAPH]

        THE STRONG SCHAFER                         LIPPER GROWTH AND
           VALUE FUND II     S & P 500 INDEX       INCOME FUNDS INDEX
 9-97         10,000             10,000                  10,000
10-97          9,580              9,464                   9,775
11-97          9,670              9,902                  10,048
12-97          9,919             10,072                  10,217

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with similar investments in the Standard & Poor's 500 Stock Index ("S&P 500") and the Lipper Growth & Income Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares in the Fund.
===============================================================================


===============================
        TOTAL RETURN(1)
        As of 12-31-97
===============================

SINCE INCEPTION          -0.81%
 (on 10-10-97)
===============================


-------------------------------------------------------------------------------
* The S&P 500 is an unmanaged index generally representative of the U.S. stock market, without regard to company size. The Lipper Growth & Income Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S& P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Analytical Services, Inc.
1 Total return is not annualized and measures aggregate change in the value of an investment in the Fund, assuming reinvestment of dividends. The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.
                                                                             3

=====================================================================================================
PORTFOLIO HOLDINGS, EARNINGS PER SHARE ESTIMATES, AND PRICE/EARNINGS RATIOS AS OF 1-20-98 (UNAUDITED)
=====================================================================================================

                                           CLOSING PRICE        EARNINGS PER SHARE        PRICE/EARNINGS RATIO
SECURITY                                     (1-20-98)       1996A     1997E     1998E       1997E    1998E
Owens Corning                                  28.19          4.65      3.75      3.75         7.5      7.5
 ............................................................................................................
Cleveland-Cliffs                               45.31          5.16      4.40      5.21        10.3      8.7
 ............................................................................................................
New Holland                                    24.94          1.68      2.59      2.85         9.6      8.8
 ............................................................................................................
Asia Pulp & Paper                              10.75          0.15      0.65      1.10        16.5      9.8
 ............................................................................................................
Partner Re Ltd                                 44.81          4.41      4.35      4.50        10.3     10.0
 ............................................................................................................
UCAR International                             38.31          3.00      3.21      3.65        11.9     10.5
 ............................................................................................................
Borg Warner Auto                               53.19          3.27      4.35      4.95        12.2     10.7
 ............................................................................................................
Philip Services                                13.13          0.51      0.90      1.20        14.6     10.9
 ............................................................................................................
Chase Manhattan                               107.19          6.95      8.35      9.70        12.8     11.1
 ............................................................................................................
Harnischfeger                                  36.69          2.40      2.90      3.20        12.7     11.5
 ............................................................................................................
Goodyear Tire & Rubber                         63.56          4.45      4.75      5.25        13.4     12.1
 ............................................................................................................
Lafarge Corp                                   34.00          1.90      2.50      2.80        13.6     12.1
 ............................................................................................................
Armstrong World                                72.75          5.05      5.20      5.80        14.0     12.5
 ............................................................................................................
Citicorp                                      118.69          7.50      8.30      9.50        14.3     12.5
 ............................................................................................................
Champion Enterprises                           20.81          1.43      1.45      1.65        14.4     12.6
 ............................................................................................................
Old Republic International                     39.19          2.33      2.78      3.08        14.1     12.7
 ............................................................................................................
Arrow Electronics                              31.38          1.97      2.05      2.40        15.3     13.1
 ............................................................................................................
W.R. Berkely                                   41.13          2.40      2.80      3.10        14.7     13.3
 ............................................................................................................
R&B Falcon Drilling                            32.13          1.13      1.52      2.40        21.1     13.4
 ............................................................................................................
Repsol                                         43.94          3.15      2.73      3.27        16.1     13.4
 ............................................................................................................
Storage Technology                             60.81          3.15      3.75      4.35        16.2     14.0
 ............................................................................................................
IBP Corporation                                20.50          2.06      1.31      1.45        15.6     14.1
 ............................................................................................................
Avnet                                          63.88          4.31      4.23      4.35        15.1     14.7
 ............................................................................................................
Western Resources                              40.31          2.60      2.45      2.70        16.5     14.9
 ............................................................................................................
May Department Stores                          53.19          3.10      3.10      3.45        17.2     15.4
 ............................................................................................................
Boeing Company                                 43.56          1.60      1.05      2.75        41.5     15.8
 ............................................................................................................
GTE Corporation                                50.63          2.89      2.93      3.10        17.3     16.3
 ............................................................................................................
Federal Express                                66.38          2.70      3.50      4.00        19.0     16.6
 ............................................................................................................
Mellon Bank                                    59.25          2.58      2.90      3.20        20.4     18.5
 ............................................................................................................
Electronic Data Systems                        42.75          0.84      1.85      2.15        23.1     19.9
                                                                                              ..............
S&P 500 INDEX                                 972.66                   45.36     48.37        21.4     20.1

STRONG SCHAFER VALUE FUND PORTFOLIO AVERAGES   90.10                    6.24      7.03        15.2     12.9

A=ACTUAL   E=ESTIMATE

SCHEDULE OF INVESTMENTS IN SECURITIES                         DECEMBER 31, 1997
-------------------------------------------------------------------------------

                                                       Shares or
                                                       Principal       Value
                                                        Amount       (Note 2)
-------------------------------------------------------------------------------
COMMON STOCKS 99.8%
AEROSPACE & DEFENSE 3.1%
The Boeing Company                                         450         $22,022

AIRLINE 3.5%
Federal Express Corporation (b)                            400          24,425

AUTO & TRUCK PARTS 6.8%
Borg-Warner Automotive, Inc.                               500          26,000
The Goodyear Tire & Rubber Company                         350          22,269
                                                                      --------
                                                                        48,269
BANK - MONEY CENTER 6.7%
Chase Manhattan Corporation                                200          21,900
Citicorp                                                   200          25,287
                                                                      --------
                                                                        47,187
BANK - SUPER REGIONAL 3.9%
Mellon Bank Corporation                                    450          27,281

COMPUTER - PERIPHERAL EQUIPMENT 3.5%
Storage Technology Corporation (b)                         400          24,775

COMPUTER SERVICE 3.7%
Electronic Data Systems Corporation                        600          26,362

ELECTRIC POWER 3.7%
Western Resources, Inc.                                    600          25,800

ELECTRONIC PARTS DISTRIBUTION 7.0%
Arrow Electronics, Inc. (b)                                800          25,950
Avnet, Inc.                                                350          23,100
                                                                      --------
                                                                        49,050
FOOD 2.8%
IBP, Inc.                                                  950          19,891

HOUSING 3.5%
Champion Enterprises, Inc. (b)                            1,200         24,675

HOUSING RELATED 6.1%
Armstrong World Industries, Inc.                           300          22,425
Owens Corning                                              600          20,475
                                                                      --------
                                                                        42,900
INSURANCE - MULTI-LINE 3.2%
Old Republic International Corporation                     600          22,313

INSURANCE - PROPERTY & CASUALTY 7.0%
W.R. Berkley Corporation                                   550          24,131
Partners RE, Ltd. ADR                                      550          25,506
                                                                      --------
                                                                        49,637
MACHINERY - AGRICULTURE 2.8%
New Holland NV                                             750          19,828

MACHINERY - MISCELLANEOUS 2.8%
Harnischfeger Industries, Inc.                             550          19,422

METALS & MINING 7.0%
Cleveland-Cliffs, Inc.                                     500          22,906
Lafarge Corporation                                        900          26,606
                                                                      --------
                                                                        49,512
OIL - INTERNATIONAL INTEGRATED 3.0%
Repsol S.A. Sponsored ADR                                  500          21,281

OIL WELL EQUIPMENT & SERVICE 3.6%
Reading & Bates Corporation (b)                            600          25,125

PAPER & FOREST PRODUCTS 2.7%
Asia Pulp & Paper Company, Ltd. ADR                      1,900          19,119

POLLUTION CONTROL 3.3%
Philip Services Corporation (b)                          1,600          23,000

RETAIL - DEPARTMENT STORE 3.0%
May Department Stores Company                              400          21,075

STEEL 3.4%
UCAR International, Inc. (b)                               600          23,963

TELEPHONE 3.7%
GTE Corporation                                            500          26,125
------------------------------------------------------------------------------
TOTAL COMMON STOCKS (COST $700,338)                                    703,037
------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (a) 3.3%
COMMERCIAL PAPER
INTEREST BEARING, DUE UPON DEMAND
American Family Financial Services, Inc., 5.49%        $11,800          11,800
Pitney Bowes Credit Corporation, 5.33%                  11,200          11,200
Wisconsin Electric Power Company, 5.49%                    100             100
------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS (COST $23,100)                             23,100
------------------------------------------------------------------------------

------------------------------------------------------------------------------
TOTAL INVESTMENTS IN SECURITIES 103.1% (COST $723,438)                 726,137
Other Assets and Liabilities, Net (3.1%)                               (21,458)
------------------------------------------------------------------------------
NET ASSETS 100.0%                                                     $704,679
==============================================================================


COUNTRY DIVERSIFICATION
------------------------------------------------------------------------------
                                                      Percentage of Net Assets
------------------------------------------------------------------------------
United States........................................................... 87.5%
Bermuda.................................................................  3.7
Canada..................................................................  3.3
Spain...................................................................  3.0
Netherlands.............................................................  2.8
Singapore...............................................................  2.7
Other Assets and Liabilities, Net....................................... (3.0)
------------------------------------------------------------------------------
Total                                                                   100.0%
------------------------------------------------------------------------------


LEGEND
----------------------------------------------------------------------
(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.

Percentages are stated as a percent of net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1997

ASSETS:
  Investments in Securities, at Value (Cost of $723,438)            $726,137
  Dividends and Interest Receivable                                      914
  Other Assets                                                         3,777
                                                                    --------
  Total Assets                                                       730,828

LIABILITIES:
  Payable for Securities Purchased                                    22,454
  Accrued Operating Expenses and Other Liabilities                     3,695
                                                                    --------
  Total Liabilities                                                   26,149
                                                                    --------
NET ASSETS                                                          $704,679
                                                                    ========
NET ASSETS CONSIST OF:
  Capital Stock (par value and paid-in capital)                     $704,978
  Accumulated Net Realized Loss                                       (2,998)
  Net Unrealized Appreciation                                          2,699
                                                                    --------
  Net Assets                                                        $704,679
                                                                    ========
Capital Shares Outstanding (Unlimited Number Authorized)              71,149

NET ASSET VALUE PER SHARE                                              $9.90
                                                                       =====


                      See notes to financial statements.
6

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Period Ended December 31, 1997 (Note 1)

INCOME
  Interest                                                            $  874
  Dividends                                                            2,010
                                                                      ------
  Total Income                                                         2,884

EXPENSES:
  Investment Advisory Fees                                             1,310
  Custodian Fees                                                          35
  Shareholder Servicing Costs                                            175
  Legal Fees                                                             325
  Directors' Fees                                                        102
  Other                                                                   47
                                                                      ------
  Total Expenses                                                       1,994
                                                                      ------
NET INVESTMENT INCOME                                                    890

REALIZED AND UNREALIZED GAIN (LOSS):
  Net Realized Loss on Investments                                    (2,998)
  Change in Unrealized Appreciation/Depreciation on Investments        2,699
                                                                      ------
NET LOSS                                                                (299)
                                                                      ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $  591
                                                                      ======

                      See notes to financial statements.
                                                                             7

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  PERIOD ENDED
                                                                  DEC. 31, 1997
                                                                  -------------
                                                                    (NOTE 1)
OPERATIONS:
  Net Investment Income                                             $    890
  Net Realized Loss                                                   (2,998)
  Change in Unrealized Appreciation/Depreciation                       2,699
                                                                    --------
  Increase in Net Assets Resulting from Operations                       591

DISTRIBUTIONS:
  From Net Investment Income                                            (890)
  In Excess of Net Investment Income                                    (426)
                                                                    --------
  Total Distributions                                                 (1,316)

CAPITAL SHARE TRANSACTIONS:
  Proceeds from Shares Sold                                          705,151
  Proceeds from Reinvestment of Dividends                              1,316
  Payment for Shares Redeemed                                         (1,063)
                                                                    --------
  Increase in Net Assets from Capital Share Transactions             705,404
                                                                    --------
TOTAL INCREASE IN NET ASSETS                                         704,679

NET ASSETS:
  Beginning of Period                                                     --
                                                                    --------
  End of Period                                                     $704,679
                                                                    ========
TRANSACTIONS IN SHARES OF THE FUND:
  Sold                                                                71,125
  Issued in Reinvestment of Dividends                                    136
  Redeemed                                                              (112)
                                                                      ------
  Net Increase in Shares of the Fund                                  71,149
                                                                      ======

                      See notes to financial statements.
8

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1997

1. ORGANIZATION
   The Strong Schafer Value Fund II commenced operations on October 10, 1997, and is a diversified series of the Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts.

2. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

   (A) Security Valuation -- Securities of the Fund are valued through valuations obtained from a commercial pricing service or the mean of the bid and asked prices, when no last sales price is available. Securities for which market quotations are not readily available, when held by the Fund, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates current value.

       The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1997.

   (B) Federal Income and Excise Taxes and Distributions to Shareholders -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

       The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes.
       Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

   (C) Realized Gains and Losses on Investment Transactions -- Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds and are calculated on a first-in, first-out basis.

   (D) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

   (E) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

   (F) Other -- Investment security transactions are recorded as of the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.

-------------------------------------------------------------------------------
December 31, 1997

3. RELATED PARTY TRANSACTIONS
   Strong Capital Management, Inc. (the "Advisor"), with whom certain officers and directors of the Fund are affiliated, provides investment advisory and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Advisory fees and expenses are subject to reimbursement by the Advisor if the Fund's operating expenses exceed certain levels. Shareholder recordkeeping and related service fees are based on the lesser of 0.15% of the average daily net assets of the Fund or a contractually established rate for each participant account.

   Schafer Capital Management, Inc. ("Schafer") manages the investments of the Fund under an agreement with the Advisor. Schafer is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

   The Fund may invest cash reserves in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

   The amount payable to the Advisor at December 31, 1997 was $3,627. The Advisor owns 70.4% of the outstanding shares of the Fund at December 31, 1997.

4. INVESTMENT TRANSACTIONS
   The aggregate purchases and sales of long term securities for the period ended December 31, 1997 were $721,581 and $18,245, respectively.

5. INCOME TAX INFORMATION
   At December 31, 1997, the cost of investments in securities for federal income tax purposes was $723,438. Net unrealized appreciation of securities was $2,699, consisting of gross unrealized appreciation and depreciation of $33,246 and $30,547, respectively. At December 31, 1997, the Fund had a capital loss carryover of $2,998, which expires in 2005.

   For corporate shareholders in the Fund, the percentage of dividend income distributed for the period ended December 31, 1997 which is designated as qualifying for the dividends-received deduction is 100% (unaudited).

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                   SELECTED PER-SHARE DATA (a)
                ---------------------------------------------------------------------------------------------------
                             INCOME FROM INVESTMENT OPERATIONS              LESS DISTRIBUTIONS
                           --------------------------------------  -------------------------------------
                Net Asset               Net Realized     Total                 In Excess                  Net Asset
                  Value,      Net      and Unrealized     from      From Net     of Net                     Value,
                Beginning  Investment     Losses on    Investment  Investment  Investment      Total        End of
Year Ended      of Period    Income      Investments   Operations    Income      Income    Distributions    Period
Dec. 31, 1997     $10.00      $0.01        ($0.09)       ($0.08)     ($0.01)     ($0.01)      ($0.02)        $9.90


                                RATIOS AND SUPPLEMENTAL DATA
                ------------------------------------------------------------------
                           Net                  Ratio of Net
                         Assets,     Ratio of    Investment              Average
                         End of      Expenses      Income    Portfolio  Commission
                 Total  Period (In  to Average   to Average   Turnover     Rate
Year Ended      Return  Thousands)  Net Assets   Net Assets     Rate       Paid
Dec. 31, 1997   -0.8%      $705        1.5%*        0.7%*       3.1%     $0.0603

  *  Calculated on an annualized basis.
(a)  Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  Inception date is October 10, 1997.  Total return and portfolio turnover rate are not annualized.

                                                                                                                     11

REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------
To the Shareholders and Board of Directors of the Strong Schafer Value Fund II

We have audited the accompanying statement of assets and liabilities of Strong Schafer Value Fund II (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.), including the schedule of investments in securities, as of December 31, 1997, and the related statements of operations and changes in net assets, and the financial highlights for the period from October 10, 1997 (inception) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Strong Schafer Value Fund II as of December 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the period from October 10, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.


COOPERS & LYBRAND L.L.P.


Milwaukee, Wisconsin
February 4, 1998


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                                 [STRONG FUNDS LOGO]
                           STRONG FUNDS DISTRIBUTORS, INC.
                        P.O. Box 2936 * Milwaukee, WI  53201          7033B98
                    Strong Funds are offered by prospectus only.